25 The Company's Share-based Compensation Plan	12 Months Ended
Dec. 31, 2020
Share-based Compensation Plan
The Company's Share-based Compensation Plan
Note	25 | The Company's Share-based Compensation Plan

In 2016, the Company’s Board of Directors proposed that the treasury shares be used for the implementation of a long-term incentive plan in favor of executive directors, managers or other personnel holding key positions in the Company in an employment relationship with the latter and those who in the future are invited to participate, in accordance with the provisions of section 67 of Law No. 26,831 on Capital Markets. The plan was ratified and approved by the Ordinary and extraordinary shareholders’ meeting held on April 18, 2017.

The fair value of the previously referred to shares at the award date, amounted to $ 103.3 million and has been recorded in the Salaries and social security taxes line item, with a contra account in Equity. The amount recorded in Equity is net of the tax effect.